Risk and Capital Management: Financial Instruments	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about financial instruments [abstract]
Risk and Capital Management: Financial Instruments
Note 20 - Risk and Capital Management: Financial Instruments
The Company considers items included in shareholders' equity as capital. The Company's objective when managing capital is to safeguard the Company's ability to continue as a going concern, so that it can continue to provide returns for shareholders and benefits for other stakeholders.
As at December 31, 2024, the Company had a working capital surplus of $41,501 (December 31, 2023 - working capital deficit of $2,270). The Company has continuing royalty revenue that will vary depending on royalty ounces received and the price of minerals, and other pre-production income. The Company also receives additional cash inflows from the recovery of expenditures from project partners, sale of investments, and investment income including dividends from investments in associated entities.
The Company manages the capital structure and makes adjustments in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may issue new shares through public and/or private placements, sell assets, renegotiate terms of debt, or return capital to shareholders.
The Company is not subject to externally imposed capital requirements other than as disclosed in Note 10. There were no change in the Company's approach to capital management for the years presented.
Note 20 - Risk and Capital Management: Financial Instruments (continued)
Fair Value
The Company characterizes inputs used in determining fair value using a hierarchy that prioritizes inputs depending on the degree to which they are observable. The three levels of the fair value hierarchy are as follows:
(a)Level 1: inputs represent quoted prices in active markets for identical assets or liabilities. Active markets are those in which transactions occur in sufficient frequency and volume to provide pricing information on an ongoing basis.
(b)Level 2: inputs other than quoted prices that are observable, either directly or indirectly. Level 2 valuations are based on inputs, including quoted forward prices for commodities, market interest rates, and volatility factors, which can be observed or corroborated in the market place.
(c)Level 3: inputs that are less observable, unobservable or where the observable data does not support the majority of the instruments' fair value.
As at December 31, 2024, there were no changes in the levels in comparison to December 31, 2023. Financial instruments measured at fair value on the statement of financial position are summarized in levels of the fair value hierarchy as follows:

Assets	Level 1	Level 2	Level 3	Total
Investments	$2,040	$3,812	$-	$5,852
Warrants	-	182	-	182
Total	$2,040	$3,994	$-	$6,034

Liability	Level 1	Level 2	Level 3	Total
Derivative liability	$-	$425	$-	$425
Total	$-	$425	$-	$425
The carrying value of cash and cash equivalents, restricted cash, current trade receivables and other assets, accounts payable and accrued liabilities, and advances from joint venture partners, approximate their fair value because of the short-term nature of these instruments.
The Company holds warrants exercisable into common shares of public companies and has issued warrants exercisable into common shares of the Company. These warrants do not trade on an exchange and are restricted in their transfer. The fair value of the warrants was determined using the Black-Scholes pricing model using observable market information and thereby classified within Level 2 of the fair value hierarchy.
The Company's financial instruments are exposed to certain financial risks, including credit risk, interest rate risk, market risk, liquidity risk and currency risk.
Credit Risk
Credit risk is the risk that a third party might fail to fulfill its performance obligations under the terms of a financial instrument. Credit risk arises from cash and cash equivalents and trade receivables. This risk is minimized by holding a significant portion of the cash funds in major Canadian and US banks. The Company's exposure with respect to its trade receivables is primarily related to royalty revenue, recoverable taxes, recovery of royalty generation costs, and the sale of assets.
Interest Rate Risk
The Company monitors its exposure to interest rates and is exposed to interest rate risk because of fluctuating interest rates on cash and cash equivalents (Note 3), restricted cash and a loan payable (Note 10). The Company’s loan payable is subject to a floating interest rate. For the year ended December 31, 2024, a 1% change in nominal interest rates would not have increased or decreased the Company's finance expense by a material amount.
Note 20 - Risk and Capital Management: Financial Instruments (continued)
Market Risk
Market risks are the risks that change in market factors, such as publicly traded securities, will affect the value of the Company’s financial instruments. The Company manages market risks by either accepting it or mitigating it through the use of economic strategies.
The Company is exposed to fluctuating values of its publicly traded marketable securities. The Company has no control over these fluctuations and does not hedge its investments. Based on the December 31, 2024 portfolio values, a 10% increase or decrease in effective market values would increase or decrease net shareholders' equity by approximately $603.
Liquidity Risk
Liquidity risk is the risk of loss from not having access to sufficient funds to meet both expected and unexpected cash demands. The Company manages its exposure to liquidity risk through prudent management of its statement of financial position, including maintaining sufficient cash balances and evaluating options for additional resources. The Company has in place a planning and budgeting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis.
As at December 31, 2024, the Company held $46,789 in current assets (2023 – $35,048) and $5,288 in current liabilities (2023 - $37,318). Management continuously monitors and reviews both actual and forecasted cash flows as well as additional financing opportunities in order to settle all current liabilities.
Commodity Risk
The Company's royalty revenues are derived from royalty interests and are based on the extraction and sale of precious and base minerals and metals. Factors beyond the control of the Company may affect the marketability of metals discovered. Metal prices have historically fluctuated widely. Consequently, the economic viability of the Company's royalty interests cannot be accurately predicted and may be adversely affected by fluctuations in mineral prices.
Currency Risk
Financial instruments that impact the Company’s net loss due to currency fluctuations include cash and cash equivalents, marketable securities, trade and other receivables, trade and other payables and deferred tax assets and liabilities denominated in Canadian dollars. Based on the Company’s Canadian dollar denominated monetary assets and monetary liabilities at December 31, 2024, a 10% increase (decrease) of the value of the Canadian dollar relative to the US dollar would not have a material impact on net loss.
Balances denominated in another currency other than the Canadian dollar held in foreign operations are considered immaterial.